                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Cellular Technical Services Company, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on June 4, 2004

To Our Stockholders:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Cellular Technical Services Company, Inc., a Delaware corporation (the "Company"), which will be held at the Hampton Hills Golf and Country Club, County Road 51, Westhampton Beach, N.Y. on Friday, June 4, 2004, at 10:00 a.m. local time, for the following purposes:

     1. To elect one (1) Class I director to the Company's Board of Directors to hold office until the Company's third Annual Meeting of Stockholders following his election and until his successor is duly elected and qualified;

     2. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the accompanying Proxy Statement. The Board of Directors has set the close of business on April 23, 2004 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

                                        By Order of the Board of Directors


                                        Bruce R. York
                                        Vice President, Chief Financial Officer
                                        and Corporate Secretary

Seattle, Washington
May 4, 2004

IMPORTANT NOTE

Whether or not you expect to attend the meeting, please mark, sign and date the enclosed Proxy Card and return it as promptly as possible in the enclosed return envelope. No postage is required if mailed in the United States. This will ensure the presence of a quorum at the meeting and save the Company the expense and extra work of additional solicitation. Sending your Proxy Card will not prevent you from attending the meeting, revoking your proxy, and voting your stock in person.

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On June 4, 2004

                                   ----------

                                 PROXY STATEMENT

                                   ----------

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cellular Technical Services Company, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at the Hampton Hills Golf and Country Club, County Road 51, Westhampton Beach, N.Y. on Friday, June 4, 2004, at 10:00 a.m. local time, and at any adjournments or postponements thereof (the "Annual Meeting"). The mailing address of the principal office of the Company is 2815 2nd Ave., Suite 100, Seattle, WA 98121.

This Proxy Statement and the accompanying Notice of Annual Meeting and proxy are first being sent to stockholders on or about May 4, 2004. Stockholders are encouraged to review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended December 31, 2003, a copy of which also accompanies this Proxy Statement.

BUSINESS AT THE ANNUAL MEETING

At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

     1. The election of one (1) Class I director to the Company's Board of Directors to hold office until the Company's third Annual Meeting of Stockholders following his election and until his successor is duly elected and qualified;

     2. The transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

VOTING RIGHTS AND SOLICITATION OF PROXY

Stockholders Entitled to Vote

The Board of Directors has set the close of business on April 23, 2004 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Annual Meeting on each matter submitted to stockholders for approval at the Annual Meeting. As of April 23, 2004, there were 2,449,770 shares of Common Stock issued and outstanding.

Voting In Person or By Proxy

All shares of Common Stock represented by a properly executed and returned proxy will be voted at the Annual Meeting and, when instructions are given by the stockholder and not properly revoked, will be voted in accordance with those instructions. If a proxy is executed and returned, but no specific instructions are given, the shares of Common Stock represented by such proxy will be voted in favor of the election of the Class I director nominee described in this Proxy Statement. Executing and returning a proxy will not limit a stockholder's right to attend the Annual Meeting, or otherwise prevent a stockholder from properly revoking such proxy and voting the shares of Common Stock represented by such proxy in person at the Annual Meeting.

Revocation of Proxy

A stockholder giving a proxy has the power to revoke it at any time prior to its exercise by any of the following methods: (i) by delivering a written revocation or properly executed proxy bearing a later date than the previously submitted proxy to the Company's Corporate Secretary at the Company's principal office, 2815 Second Avenue, Suite 100, Seattle, Washington 98121, to be received no later than the last business day prior to the date of the Annual Meeting; or
(ii) if the stockholder attends the Annual Meeting in person, by delivering a written revocation to an inspector of election at the Annual Meeting or voting by ballot at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

Solicitation of Proxy

The proxy accompanying this Proxy Statement is solicited on behalf of the Company's Board of Directors. Proxies may be solicited by officers, directors, and employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally or by mail, facsimile, telephone, courier, Internet transmission, or other like manner. The cost of preparing, assembling, and mailing this Proxy Statement and the accompanying Notice of Annual Meeting, Annual Report and proxy is to be borne by the Company. The Company also may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

QUORUM AND VOTING REQUIREMENTS

Quorum

The attendance, in person or by a properly executed and returned proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the actions proposed at the Annual Meeting. Proxies submitted which contain abstentions or broker "non-votes" will be deemed present at the Annual Meeting for determining the presence of a quorum. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal in person or by proxy, usually because the nominee does not have discretionary voting power with respect to that item and has not received timely instructions from the beneficial owner.

Vote Required

Each share of Common Stock entitles the holder to one vote on each proposal submitted to a vote of the stockholders at the Annual Meeting.

Directors are elected by a plurality of votes of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Stockholders may vote in favor of the nominee or withhold their votes as to the nominee. Checking the box that withholds authority to vote for the nominee is the equivalent of abstaining. Abstentions and broker non-votes will not have the effect of votes in favor of or in opposition to the election of a director. Shares subject to abstention with respect to any other matter are considered shares entitled to, and voted, with respect to that matter. Shares subject to broker non-votes will be counted for purposes of determining a quorum, but will not be voted for or against any proposal and, therefore, will be considered not voted with respect to that matter.

The affirmative vote of the majority of shares of Common Stock represented, in person or by proxy, at the Annual Meeting will be required for approval of any other matter that is submitted to a vote of the stockholders.

PROPOSAL 1: ELECTION OF CLASS I DIRECTOR

The Board of Directors of the Company is divided into three classes pursuant to the Company's Restated Certificate of Incorporation and Bylaws. The term of office of the Class I director expires at the Company's 2004 Annual Meeting of Stockholders, and the term of office of Class II and III directors expires at the Company's 2005 and 2006 Annual Meetings of Stockholders, respectively. Each director elected to succeed a director whose term expires is elected to a term of office expiring at the third Annual Meeting of Stockholders following his election and, in each case, until his successor is elected and qualified.

One director of the Company is to be elected as a Class I director at the Annual Meeting, to hold office for a term expiring at the Company's 2007 Annual Meeting of Stockholders and until his successor is elected and qualified. The Company's current Class I director, Joshua J. Angel, has been nominated to be reelected as a Class I director at the Annual Meeting. Such nominee has indicated he is willing and able to serve as a Class I director. In the event that the nominee is unable to accept election or if any other unforeseen contingency should arise, each properly executed and returned proxy that does not direct otherwise will be voted for such other person as may be designated by the Board of Directors. If a proxy is executed and returned, but no specific instructions are given, the shares of Common Stock represented by such proxy will be voted in favor of the Class I director nominee identified above.

The Board of Directors Unanimously Recommends a Vote "For" the Nominee Identified Above

Current Members of the Board of Directors

The Company's Restated Certificate of Incorporation provides that the number of directors constituting the Company's Board of Directors shall be not less than three, nor more than fifteen, as determined by the Company's Bylaws. The Company's Bylaws provide that the number of directors shall be fixed from time to time by the Board of Directors or the Company's stockholders. The Board of Directors has fixed at four the number of directors that will constitute the Board for the ensuing year.

The current directors of the Company and their respective classes and terms of office are as set forth below. Biographical information for the directors is provided elsewhere in this Proxy Statement.

       Director          Class     Term Expires At
----------------------   -----   -------------------
    Joshua J. Angel        I     2004 Annual Meeting
Lawrence J. Schoenberg     II    2005 Annual Meeting
     Barry J. Beil         II    2005 Annual Meeting
     Stephen Katz         III    2006 Annual Meeting

Meetings and Committees of the Board of Directors

During the year ended December 31, 2003, the Board of Directors held two meetings. During 2003, no director attended fewer than 75% of the aggregate of:
(i) the number of meetings of the Board of Directors held during the period he served on the Board; and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

The Board of Directors has a standing Compensation and Stock Option Committee. This committee reviews and approves the compensation, bonus, and stock option grants of all officers of the Company, reviews guidelines for compensation, bonus, and stock option grants for non-officer employees and has authority and control over the administration of the Company's stock option plans. This committee currently consists of Messrs. Angel (Chairman), Schoenberg and Beil. During 2003, this committee held one meeting.

The Board of Directors has a standing Audit Committee, whose functions are described below. This committee currently consists of Messrs. Schoenberg (Chairman), Beil and Angel. This committee held four meetings in 2003.

The Company does not have a standing nominating committee or a committee performing similar functions. The entire Board of Directors participates in the consideration of director nominees. The Board of Directors believes that a nominating committee separate from the whole board is not necessary at this time to ensure that candidates are appropriately evaluated and selected given the size of the Company and the Board of Directors. The Board of Directors also believes that, given the Company's size and the size of its Board of Directors, an additional committee would not add to the effectiveness of the evaluation and nomination process. For these reasons, the Board of Directors believes that it is not necessary to appoint a nominating committee. The Board of Directors does not have a charter relating to its nominating functions. The following members of the Board of Directors are independent pursuant to the Nasdaq Marketplace
Rules: Lawrence J. Schoenberg, Joshua J. Angel and Barry J. Beil.

The Board of Directors does not specify formal minimum qualifications that must be met by a nominee for director.

The Board of Directors does not have a formalized process for identifying and evaluating nominees for director. To date, no stockholder who is not also a director has presented any candidate for consideration for board membership to the Company. Therefore, at this time, we do not have a formal policy relating to the consideration of any director candidates recommended by our stockholders. However, the Board of Directors believes its process for evaluation of nominees proposed by stockholders would be no different from the process of evaluating any other candidate. Stockholders should send nominations and a short biography of the nominee to Cellular Technical Services Company, Inc., 20 East Sunrise Highway, Valley Stream, NY 11581, addressed to the Board of Directors or any member or members of the Board of Directors.

Audit Committee

The Audit committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and each member of the Audit Committee meets the independence requirements for Audit Committee members under the listing standards of the NASDAQ SmallCap Market, on which the Company's Common Stock was formerly listed. The Committee provides assistance to the Company's directors in fulfilling the Board's oversight responsibility as to the Company's accounting, auditing and financial reporting practices and as to the quality and integrity of the financial reports of the Company. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee adopted by the Board of Directors which is attached hereto as Exhibit A. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. A report of the Audit Committee appears under the caption "Audit Committee Report," below.

Audit Committee Report

Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent public accountants have the responsibility for the examination of the Company's annual financial statements prepared in accordance with accounting principles generally accepted in the United States and issuing a report thereon. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's year ended December 31, 2003, the Audit Committee:

     1. Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003 with management and Stonefield Josephson, Inc., the Company's independent public accountants.

     2. Discussed with Stonefield Josephson, Inc. the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees", as amended, relating to the conduct of the audit.

     3. Received the written disclosures and the letter from Stonefield Josephson, Inc. regarding its independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Audit Committee also discussed Stonefield Josephson, Inc's. independence with Stonefield Josephson, Inc. and considered whether the provision of non-audit services rendered by Stonefield Josephson, Inc. was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors.

     4. Reviewed quarterly financial results with members of management and with the independent auditors prior to public release.

     5. Ratified the appointment of Stonefield Josephson, Inc. as independent accountants for the Company in November, 2004.

     6. Pre-approved all services and fees provided by the Company's independent accountants during 2003.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for that year.

Respectfully,

Lawrence J. Schoenberg
Barry J. Beil
Joshua J. Angel

Director Compensation

Each director serving in 2003 who was not an officer or employee of the Company received an award of restricted shares (which included a one-year vesting period) of the Company's common stock from the 2002 Stock Incentive Plan and is reimbursed for his out-of-pocket expenses incurred in connection with attendance at Board and Committee meetings or other Company business. No cash payments other than reimbursement of expenses were made to non-employee directors during 2003.

In December 1993, the Company adopted the 1993 Non-Employee Director Stock Option Plan ("1993 Plan") pursuant to which each person who is not a salaried employee of the Company who first becomes a director after December 29, 1993 shall be granted on the date he first becomes a director an option to purchase 2,000 shares of Common Stock and on January 2 of each year beginning with January 2, 1994, each person who is not a salaried employee of the Company and is then a director shall be granted an option to purchase an additional 1,200 shares of

Common Stock. In addition, the 1993 Plan authorizes the Board of Directors to approve additional stock option grants to such non-employee directors. The per share exercise price of each option granted under the 1993 Plan shall be equal to the fair market value of a share of Common Stock on the date the option is granted. On December 22, 2003 the Board of Directors amended the plan to permit the grant of options under the Plan until December 26, 2008.

Compensation Committee Interlocks and Insider Participation

The Compensation and Stock Option Committee of the Board of Directors consists of Messrs. Angel (Chairman), Schoenberg and Beil. None of such committee members is or has been an officer or employee of the Company.

Stockholder Communications

Stockholders may communicate directly with the Board of Directors by sending communications to Board of Directors of Cellular Technical Services Company, Inc. 20 East Sunrise Highway, Valley Stream, NY 11581. This procedure for stockholder communications was implemented by the Board of Directors on April 19, 2004. The Board of Directors did not previously have a policy with respect to stockholder communications.

Code of Ethics

The Company has adopted a code of ethics that applies to its Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The Company has filed a copy of its code of ethics as Exhibit 14 to its annual report on Form 10-K for the fiscal year ended December 31, 2003.

Equity Compensation Plan Information

The following table provides information about the Company's equity compensation plans as of December 31, 2003.

                                       A                             B                                    C
                            Number of securities to     Weighted average exercise          Number of securities remaining
                            be issued upon exercise    price of outstanding options     available for future issuance under
                            of outstanding options,   warrants and rights securities   equity compensation plans (excluding
       Plan Category          warrants and rights         reflected in column (A)       securities reflected in column (A))
-------------------------   -----------------------   ------------------------------   ------------------------------------
Equity compensation plans           188,900                     $11.46                                203,620
approved by security
holders
Equity compensation plans                --                         --                                     --
not approved by security
holders
-------------------------   -----------------------   ------------------------------   ------------------------------------
                                    188,900                       $11.46                             203,620

OTHER BUSINESS AT ANNUAL MEETING

As of the date of this Proxy Statement, the Company's management knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

SECURITY OWNERSHIP

The following table and footnotes thereto set forth, as of April 16, 2004, information with respect to the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company;
(iii) the Chief Executive Officer and each of the other executive officers of the Company who received salary and bonus in excess of $100,000 during 2003 (collectively, the "Named Executive Officers"); and (iv) all current directors and executive officers of the Company as a group.

                                                  Amount and Nature    Percent of
                                                    of Beneficial     Outstanding
Name of Beneficial Owner                            Ownership (1)        Shares
-----------------------------------------------   -----------------   -----------
Stephen Katz
20 E. Sunrise Highway, Suite 200
Valley Stream, NY  11581.......................        288,080(2)         11.5%
Lawrence J. Schoenberg.........................         50,275(3)          2.0%
Joshua J. Angel................................         30,400(4)          1.2%
Barry J. Beil..................................         17,000(5)             *
Bruce R. York..................................         27,825(6)          1.1%
                                                       -------            ----
All directors and executive officers as a group
   (5 persons).................................        413,580(7)          9.4%

----------
* Less than 1%

     1. Unless otherwise indicated, each person or group has sole voting and investment power with respect to such shares. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person or group has the right to acquire within 60 days. For purposes of computing the percent of outstanding shares held by each person or group named above as of a given date, any shares which such person or group has the right to so acquire are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person or group.

     2. Includes 41,273 shares held by a partnership controlled by Mr. Katz and 3,090 shares held by a trust for the benefit of his wife. Also includes 67,150 shares subject to currently exercisable options, none of which are at prices lower than the market price of the Company's Common Stock.

     3. Includes 23,275 shares subject to currently exercisable options, 1,200 of which are at prices lower than the market price of the Company's Common Stock.

     4. Includes 4,400 shares subject to currently exercisable options, 1,200 of which are at prices lower than the market price of the Company's Common Stock.

     5. Includes 2,000 shares subject to currently exercisable options, all of which are at prices lower than the market price of the Company's Common Stock.

     6. Consists of 27,825 shares subject to currently exercisable options, 5,000 of which are at prices lower than the market price of the Company's Common Stock.

     7. Includes an aggregate of 124,650 shares subject to currently exercisable options, 7,400 of which are at prices lower than the market price of the Company's Common Stock, 41,723 shares held by a partnership controlled by Mr. Katz and 3,090 shares held by a trust for the benefit of Mr. Katz's wife.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), officers, directors and holders of more than 10% of the outstanding shares of the Company's Common Stock are required to file periodic reports of their ownership of, and transactions involving, the Company's Common Stock with the United States Securities and Exchange Commission ("SEC") . The Company believes that its reporting persons complied with all Section 16(a) filing requirements applicable to them with respect to the Company's fiscal year ended December 31, 2003.

MANAGEMENT AND DIRECTORS

The name, age, position with the Company, and biographical information with respect to each of the Company's current directors and executive officers are provided below.

Name                     Age   Position with Company
----                     ---   ---------------------
Stephen Katz              60   Chairman of the Board of Directors,
                               Chief Executive Officer and Acting President
Lawrence J. Schoenberg    71   Director
Joshua J. Angel           68   Director
Barry J. Beil             57   Director
Bruce R. York             49   Vice President, Chief Financial Officer and
                               Secretary

Stephen Katz, Chairman of the Board of Directors, was Acting Chief Executive Officer and Acting President from November 1992 until February 1994, at which time he became Chief Executive Officer. Mr. Katz was re-appointed as Acting President in September 1998. Mr. Katz has been Chairman of the Board and a director of the Company since its inception and a member of the Management Committee of the predecessor partnership during the entire period of its existence. From September 1984 until September 1995, Mr. Katz was Chairman of the Board, Chief Executive Officer and until September 1993, President of Nationwide Cellular Service, Inc., which was the Company's majority stockholder until May 1992 and its largest stockholder, owning 34% of its outstanding shares, until September 1995. At that time such shares were distributed to Nationwide's stockholders, immediately prior to Nationwide's merger with MCI Communications Corp. Mr. Katz served as Chief Executive Officer of Global Payment Technologies, Inc. (formerly Coin Bill Validator, Inc.) from May 1996 through March 2003 and as its Chairman of the Board from September 1996 to April 2003. Global Payment Technologies is engaged in the business of currency validation.

Lawrence J. Schoenberg joined the Company as a director in September 1996. Mr. Schoenberg also serves as Director of Government Technology Services, Inc., Merisel, Inc., and Sunguard Data Services, Inc. Former directorships include Systems Center, Inc. (which was sold to Sterling Software, Inc.), SoftSwitch, Inc. (which was sold to Lotus/IBM Corp.), Forecross Corporation, Image Business Systems, Inc., and Penn America Group, Inc. Mr. Schoenberg founded AGS Computers, Inc. in 1967 and served as its Chief Executive Officer until 1991. The company was sold to NYNEX in 1988. The micro-computer segment of AGS Computers, Inc. subsequently became a part of Merisel, Inc.

Barry J. Beil has been a director of the Company since April 2003. From 1980 to 1998 he was President and Chief Executive Officer of Sheldon Electric Co., Inc., a New York City based electrical contractor. Since 1985 he has been President of Hampton Hills Operating Corp. and Managing Partner of Hampton Hills Associates which collectively own and operate the Hampton Hills Golf & Country Club. Since 1996 he has been the Managing Member of Rugby Recreational Group LLC which owns and operates the Fox Hill Golf & Country Club. Since 1988 he has been Vice President and Secretary of M&M Beach Properties, Inc., a developer and builder of residential properties.

Joshua J. Angel has been a director of the Company since June 6, 2001. Mr. Angel is Founder and Senior Managing Shareholder of Angel & Frankel, P.C., a New York based law firm specializing in commercial insolvency and creditors' rights. Mr. Angel has a B.S. from N.Y.U. and an L.L.B. from Columbia University.

Bruce R. York joined the Company in April 1999 as Vice President and Chief Financial Officer. Prior to joining the Company, Mr. York was the Director of Finance of Cell Therapeutics, Inc., a biopharmaceutical company, from February 1998 to February 1999. From May 1987 to January 1998, Mr. York held various positions with Physio Control International Corporation, a manufacturer of external defibrillators, in Seattle and London, including Director of Business Planning, Director of Finance - Europe, Director of Finance and Corporate Controller, and Finance Manager. From September 1978 to April 1987, Mr. York held several positions with Price Waterhouse in Seattle and New York, including Senior Tax Manager. Mr. York is a C.P.A. and has an A.B. and an M.B.A. from Dartmouth College.

The Company's officers are elected annually and serve at the discretion of the Board of Directors.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

The following table sets forth information concerning annual and long-term compensation, paid or accrued, for the Named Executive Officers for services in all capacities to the Company during fiscal years 2003, 2002 and 2001.

                                                                                      Long-Term Compensation
                                           Annual Compensation                               Awards (1)
                                ----------------------------------------   --------------------------------------------
                                                                                              Securities
                                                            Other Annual   Restricted Stock   Underlying     All Other
                                Year    Salary     Bonus    Compensation     Awards($) (1)      Options    Compensation
                                ----   --------   -------   ------------   ----------------   ----------   ------------

Stephen Katz ................   2003   $      0   $     0      $     0          59,400               0          $0
   Chairman of the Board of     2002     50,000         0          322               0          10,000           0
   Directors and Chief          2001     99,355         0          645               0          15,000           0
   Executive Officer (2)
Bruce R. York ...............   2003   $131,010   $     0      $16,097               0          20,000           0
   Vice President, Chief        2002    120,000         0       16,666               0          10,000           0
   Financial Officer and        2001    116,651    18,750       14,690               0          15,000           0
   Corporate Secretary (3)

----------
     1. None of the Named Executive Officers received any LTIP Payouts in 2003, 2002 or 2001. The stock award granted to Stephen Katz in 2003 vests after one year. The value set forth above is based on the closing price on the date the plan was approved by the Compensation Committee of the Board of Directors based upon the closing price of the stock of $0.66. The value of the grants at December 31, 2003 was $64,800.

     2. Other annual compensation represents taxable income originating from term life insurance premiums paid on behalf of the Named Executive Officer under the Company's standard employee group benefits plan.

     3. Other annual compensation for 2003 includes 401(k) matching contributions by the Company of $5,055, an automobile allowance of $10,800 and taxable income originating from term life insurance premiums paid on behalf of the Named Executive Officer under the Company's standard employee group benefits plan. Other annual compensation for 2002 includes 401(k) matching contributions of $5,641, an automobile allowance of $10,800 and taxable income originating from term life insurance premiums paid on behalf of the Named Executive Officer under the Company's standard employee group benefits plan. Other annual compensation for 2001 includes 401(k) matching contributions of $6,817, an automobile allowance of $7,650 and taxable income originating from term life insurance premiums paid on behalf of the Named Executive Officer under the Company's standard employee group benefits plan.

Grants of Stock Options in 2003

The following table sets forth information as to all grants of stock options to the Named Executive Officers during 2003.

                                    Individual Grants (1)
                     ------------------------------------------------   Potential Realizable Value
                      Number of    % of Total                           at Assumed Annual Rates of
                      Securities     Options                            Stock Price Appreciation for
                      Underlying   Granted to                                  Option Term (3)
                       Options      Employees   Exercise   Expiration   ----------------------------
       Name          Granted (2)     in 2003      Price       Date             At 5%    At 10%
------------------   -----------   ----------   --------   ----------         ------   -------
Bruce R. York.....      20,000         100%       $0.70      1/14/13          $8,006   $21,041

----------
     1. No stock appreciation rights ("SARs") were granted to any of the Named Executive Officers during 2003.

     2. The options become exercisable in cumulative annual installments of 25% per year on each of the first four anniversaries of the grant date. The options are exercisable over a ten-year period.

     3. The dollar amounts set forth under these columns are the result of calculations at the 5% and 10% rates established by the SEC and are not intended to forecast future appreciation of the Company's stock price. The Company did not use an alternative formula for a grant date valuation as it is unaware of any formula that would determine with reasonable accuracy a present value based upon future unknown factors.

Aggregated Option Exercises in 2003 and Year-End Option Values

The following table sets forth information with respect to the exercise of stock options during 2003 by the Named Executive Officers and unexercised options held by them on December 31, 2003.


                                                   Number of Securities          Value of Unexercised
                                              Underlying Unexercised Options   In-the-Money Options at
                       Shares                              at                     December 31, 2003
                      Acquired      Value            December 31, 2003               Exercisable/
Name                 on Exercise   Realized    Exercisable/Unexercisable (1)      Unexercisable (2)
----                 -----------   --------   ------------------------------   -----------------------
Stephen Katz......        0           $0               66,470/31,930                    $0/$0
Bruce R. York.....        0            0               21,385/38,315                    $0/400

----------
     1. There were no SAR exercises during 2003 and no SARs were outstanding at December 31, 2003.

     2. The closing price for the Company's Common Stock as reported on the Over the Counter Bulletin Board on December 31, 2003 was $0.72 per share. Value is calculated by multiplying: (i) the difference between $0.72 and the option exercise price, by (ii) the number of shares of Common Stock underlying the option.

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, and the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report, the performance graph and the Audit Committee Report shall not be incorporated by reference to any such filings.

Report of the Compensation and Stock Option Committee of Cellular Technical Services Company, Inc.

The Compensation and Stock Option Committee of the Board of Directors of the Company (the "Committee") is currently comprised of Messrs. Joshua J. Angel, Lawrence J. Schoenberg and Barry J. Beil, each outside directors of the Company. The Committee reviews and approves all decisions relating to the compensation, bonus, and stock option grants for the officers of the Company. The Committee also reviews guidelines for compensation, bonus, and stock option grants for non-officer employees, and maintains authority and control over the administration of the Company's stock option plans.

It is the philosophy of the Committee that officers of the Company are paid base salaries in line with their responsibilities, and that other compensation of officers should be closely aligned with the financial performance of the Company. Therefore, benefits are provided to management through stock option incentives and bonuses that are generally consistent with the goal of closely coordinating the rewards to management with the maximization of stockholder return. In reviewing Company performance, consideration is given to sales and earnings and an evaluation is made of strategic planning and the Company's progress in that regard. Also taken into consideration are external economic factors that affect results of operations. An attempt is also made to maintain compensation within the market range. Although review of individual performance is primarily tied to the performance of the Company, it is also, to a lesser extent, subjective.

The Committee annually reviews and evaluates the compensation of Stephen Katz, the Chief Executive Officer. The Committee generally examines the same factors for Mr. Katz as it examines with respect to the other officers.

The Committee has not developed a policy with respect to amending pay policies or asking stockholders to vote on "pay for performance" plans in order to qualify compensation in excess of $1 million a year which might be paid to the five highest paid executives for federal tax deductibility. The Committee intends to continue to monitor this matter and will balance the interests of the Company in maintaining flexible incentive plans against the possible loss of a tax deduction should taxable compensation for any of the five highest-paid executives exceed $1 million in future years.

The foregoing report is approved by all members of the Committee.

Compensation and Stock Option Committee: Joshua J. Angel Lawrence J. Schoenberg Barry J. Beil

Performance Graph

Set forth below is a graph comparing the yearly change in the cumulative stockholder return on the Company's Common Stock since December 31, 1998, with the NASDAQ Stock Market Index (U.S.) and the NASDAQ Telecommunications Stocks Index. The graph assumes that $100 was invested on December 31, 1998 in the Company's Common Stock and each of the indices and that all dividends on the stocks included in the NASDAQ indices were reinvested. No cash dividends were paid on the Company's Common Stock. The stockholder return shown on the graph below is not necessarily indicative of future performance.

 [PERFORMANCE GRAPH]

                                   Comparison of Cumulative Total Return
-----------------------------------------------------------------------------------------------------------
                                            12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
-----------------------------------------------------------------------------------------------------------
Cellular Technical Services Company, Inc.     100.0      200.9      80.0       65.9       18.9       20.0
-----------------------------------------------------------------------------------------------------------
NASDAQ Stock Market Index (U.S.)              100.0      185.4     111.8       88.8       61.4       91.8
-----------------------------------------------------------------------------------------------------------
NASDAQ Telecommunications Stocks              100.0      178.7      76.1       51.0       23.5       39.0
-----------------------------------------------------------------------------------------------------------

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Ernst & Young, LLP, independent public accountants, served as the Company's independent public accountants for the years ended December 31, 2001 and 2002 and reviewed the financial statements included in the Company's quarterly SEC filings for the first and second quarters of 2003. The firm of Stonefield Josephson, Inc., served as the Company's independent accountants for the year ended December 31, 2003 and reviewed the financial statements included in the Company's quarterly SEC filings for the third quarter of 2003. A representative of Stonefield Josephson, Inc. is expected to be available at the Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from stockholders.

On August 28, 2003 the Company was advised orally by Ernst & Young LLP that Ernst & Young LLP was resigning as the Company's independent auditor, and on September 2, 2003 the Company received a letter from Ernst & Young LLP in which Ernst & Young LLP confirmed such resignation. The decision to change independent auditors was not recommended or approved by the Audit Committee of the Board of Directors. On November 10, 2003 the Company engaged Stonefield Josephson, Inc. as its independent auditors for the fiscal year ending December 31, 2003. The decision to engage Stonefield Josephson, Inc. was approved by the Board of Directors of the Company.

The report of Ernst & Young LLP on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2001 and 2002 contained no adverse opinion or disclaimer of opinion, nor was the report modified as to audit scope or accounting principles, except that the report of Ernst & Young LLP for the year ended December 31, 2002 indicated that the Company changed its method of accounting for goodwill and other intangible assets in connection with the adoption of Statement of Financial Accounting Standards No. 142. In connection with its audit for the fiscal year ended December 31, 2001 and December 31, 2002, and during the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to such disagreements in their report on the consolidated financial statements for such year.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's fiscal years ended December 31, 2002 and 2001, or the subsequent interim period through August 28, 2003.

During the two fiscal years ended December 31, 2002, and the subsequent interim period ended September 30, 2003, the Company did not consult with Stonefield Josephson, Inc. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the SEC.

Audit Fees: Audit fees billed to the Company by Ernst & Young, LLP for its consent included in the Company's consolidated annual financial statements for the year ended December 31, 2003 and for its review of the financial statements included in the Company's March 2003 and June 2003 Quarterly Reports on Form 10-Q filed with the SEC totaled $25,223. Audit fees billed to the Company by Stonefield Josephson, Inc. for its audit of the Company's consolidated annual financial statements for the year ended December 31, 2003 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the SEC for that year totaled $23,158. Audit fees billed to the company by Ernst & Young, LLP for its audit of the Company's consolidated annual financial statements for the year ended December 31, 2002 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the SEC for that year totaled $123,657.

Audit Related Fees: The Company did not engage Ernst & Young, LLP or Stonefield Josephson, Inc. to provide any audit related fees to the Company during the years ended December 31, 2002 and 2003.

Tax Fees: No tax fees were billed to the Company for the years ended December 31, 2002 by Ernst & Young, LLP or Stonefield Josephson, Inc. Tax consulting fees of $2,500 were billed to the Company during the year ended December 31, 2003 by Ernst and Young, LLP. No tax fees were billed to the Company for the year ended December 31, 2003 by Stonefield Josephson, Inc.

All Other Fees: The Company did not engage Ernst & Young, LLP or Stonefield Josephson, Inc. to provide any other non-audit services to the Company during 2002 or 2003.

In connection with the revised standards for independence of the Company's independent public accountants promulgated by the SEC, the Audit Committee considered whether the provision of such services was compatible with maintaining the independence of Ernst & Young, LLP and considered whether the provision of such services was compatible with maintaining the independence of Stonefield Josephson, Inc. There were no such services provided in 2002 or 2003. The Audit Committee pre-approved all fees for 2002 and 2003.

ANNUAL REPORT AND FORM 10-K

The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2003 was mailed to stockholders with this Proxy Statement. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 was filed with the SEC. Stockholders may obtain a copy of such Annual Report on Form 10-K, including the financial statements, schedules, and list of exhibits thereto, without charge, by writing to Cellular Technical Services Company, Inc., 20 East Sunrise Highway, Suite 201, Valley Stream, New York 11581-1260, Attention:
Investor Relations. If specified in such request, and upon payment of a reasonable fee for reproduction and mailing expenses, the Company will also furnish stockholders with a copy of any exhibit to the Annual Report on Form 10-K. In addition, the Company's Annual Report on

Form 10-K is available over the Internet at the Company's website, http://www.cellulartech.com, or at the SEC's website, http://www.sec.gov.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Stockholders who intend to have a proposal considered for inclusion in the Company's proxy materials for the Company's 2005 Annual Meeting of Stockholders must submit the proposal to the Company no later than January 4, 2005. All such submissions must be provided to Cellular Technical Services Company, Inc., 2815 Second Avenue, Suite 100, Seattle, Washington 98121, Attention: Corporate Secretary. Notices of stockholder proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy), will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after March 20, 2005.

By Order Of The Board of Directors

Bruce R. York
Vice President, Chief Financial Officer and Corporate Secretary
Seattle, Washington
May 4, 2004

                     [Cellular Technical Services LOGO 'r']
          Cellular Technical Services Company Inc. 2815 Second Avenue,
                           Suite 100, Seattle WA 98121
                                 (206) 733-8180
                           http://www.cellulartech.com

                                   APPENDIX A
                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
        Audit Committee Charter as Amended and Restated on April 19, 2004

ARTICLE I PURPOSES

The purposes of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Cellular Technical Services Company, Inc. (the "Company") is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company and to assist the Board in fulfilling the Board's oversight responsibilities with respect to:

o    the integrity of the Company's financial statements;

o    the Company's compliance with legal and regulatory requirements;

o    the independent auditors' qualifications and independence; and

o    the performance of the independent auditors.

The Committee shall also have the responsibility for the Committee's report, made pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to be included in the Company's annual proxy statement.

ARTICLE II COMPOSITION OF THE COMMITTEE

Section 1. Number. The Committee shall consist of no fewer than three members of the Board.

Section 2. Qualifications. Each Committee member shall have all of the following qualifications:

     A. Each Committee member shall meet the independence criteria of the Securities and Exchange Commission ("SEC") and any national securities exchange or automated quotation system on which the Company is listed.

     B. Each Committee member shall, at the time of his or her appointment, satisfy all other requirements imposed by the SEC and the national securities exchange or automated quotation system on which the Company's common stock is principally traded. Unless otherwise determined by the Board of Directors, at least one member of the Committee shall have accounting or related financial management expertise sufficient to meet the criteria of an audit committee financial expert as defined in Item 401(h) of SEC Regulation S-K. The Board shall determine, in its business judgment, whether at least one member has sufficient accounting or related financial management expertise to meet the audit committee financial expert criteria. The designation or identification of a person as an audit committee financial expert shall not (1) impose on such person any duties, obligations or liability greater than the duties, obligations and liability imposed on such person as a member of the Committee and the Board in the absence of such designation or identification, or (2) affect the duties, obligations or liability of any other member of the Committee or the Board.

Section 3. Appointment and Removal. The Board shall appoint Committee members and appoint a Committee Chairman from among those members. Each Committee member shall serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a member of the Board.

ARTICLE III DUTIES OF THE COMMITTEE

The Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board. The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's interim financial statements. The independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's stockholders. As used in this Charter, the term "independent auditor" means any independent auditor, including one constituting a "registered public accounting firm" (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002), engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company.

ARTICLE IV RESPONSIBILITIES OF THE COMMITTEE

Section 1. Retain the Independent Auditors. The Committee shall directly (1) appoint, retain, terminate and determine the compensation of and oversee the work of the independent auditors, (2) oversee the resolution of disagreements between the Company's management and the independent auditors, (3) pre-approve all audit services provided by the independent auditors, and (4) pre-approve any non-audit services with the independent auditors, subject to the de minimus exception contained in Section 10A of the Exchange Act. The Committee may delegate the authority to grant pre-approvals and approvals required by Section 10A of the Exchange Act for services provided by independent auditors to one or more independent members of the Committee, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

Section 2. Review and Discuss the Independence of the Auditors. In connection with the retention of the Company's independent auditors, the Committee shall, at least annually, review and discuss the information provided by management and the independent auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors, rotation of lead and concurring audit partners and restrictions on hiring of employees or partners of the independent auditors.

Section 3. Review and Discuss the Audit Plan. The Committee shall review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

Section 4. Review and Discuss Conduct of the Audit. The Committee shall review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management's response, including (1) any restriction on audit scope or on access to requested information, (2) any significant disagreements with management, and (3) significant issues discussed with the independent auditors' national office. The Committee shall seek to resolve all disagreements between management and the independent auditors regarding financial reporting.

Section 5. Review and Discuss Financial Statements and Disclosures. The Committee shall review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the disclosures regarding internal controls and other matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the SEC.

Section 6. Review and Discuss the Systems of Internal Accounting Controls. The Committee shall review and discuss with the independent auditors the adequacy of the Company's internal accounting controls, the Company's financial, auditing and accounting organizations and personnel, and the Company's policies and compliance procedures with respect to business practices which shall include the disclosures regarding internal controls and matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the SEC.

Section 7. Review and Discuss the Audit Results. The Committee shall review and discuss with the independent auditors (1) the report of their annual audit, or proposed report of their annual audit, (2) the accompanying management letter, if any, (3) the reports of their reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 100, and (4) the reports of the results of such other examinations outside of the course of the independent auditors' normal audit procedures that the independent auditors may from time to time undertake. The foregoing shall include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and, as appropriate, (1) a review of major issues regarding (a) accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and (b) the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, (2) a review of analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles ("GAAP") on the financial statements, and (3) a review of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

Section 8. Discuss Risk Management Policies. The Committee shall discuss policies with respect to risk assessment and risk management to assess and manage the Company's exposure to risk, including the Company's major financial risk exposures and the steps management has taken to monitor and control these exposures.

Section 9. Establish Procedures for Complaints Regarding Financial Statements or Accounting Policies. The Committee shall establish procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Committee shall discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company's financial statements or accounting policies.

Section 10. Review and Discuss Other Matters. The Committee shall review and discuss with management or the independent auditors such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

Section 11. Make Board Reports. The Committee shall report its activities to the Board in such manner and at such times, but at least quarterly, as the Committee or the Board deems appropriate. Such report shall include the Committee's conclusions with respect to its evaluation of the independent auditors.

Section 12. Other Duties. The Committee shall perform any other duties or responsibilities delegated to the Committee by the Board from time to time.

ARTICLE V MEETINGS OF THE COMMITTEE

The Committee shall meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Committee Chairman shall, in consultation with the other members of the Committee, the Company's independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing an agenda therefore and supervising the conduct thereof. Any Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chairman or a majority of the Committee members may call a meeting of the Committee at any time. A majority of the number of Committee members shall constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance shall be the act of the Committee, unless a greater number is required by law, the Company's certificate of incorporation or bylaws, or this Charter.

The Committee may request any officer or employee of the Company or the Company's outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any member, consultant or retained expert of the Committee. The Committee shall meet with the Company's management and the independent auditors periodically in separate private sessions to discuss any matter that the Committee believes should be discussed privately.

ARTICLE VI RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee shall have the resources and authority appropriate, in the Committee's discretion, to discharge its responsibilities and carry out its duties as required by law, including access to all books, records, facilities and personnel of the Company and the authority to engage outside auditors for special audits, reviews and other procedures and to engage independent counsel and other advisors, experts or consultants. In addition, by adoption of this Charter, the Board authorizes funding for the Committee appropriate, in the Committee's discretion, for the discharge of the Committee's functions and responsibilities.

ARTICLE VII AUDIT COMMITTEE REPORT

The Committee, with the assistance of management and advice from the independent auditors and outside legal counsel, shall prepare the audit committee report to be included in the Company's proxy statement relating to the Company's annual meeting of stockholders.

ARTICLE VIII REVIEW OF CHARTER

The Committee shall periodically conduct a review and reassessment of the adequacy of this Charter, and recommend any changes to the Board. The Committee shall conduct this charter review and reassessment in such manner as the Committee, in its business judgment, deems appropriate.

                                                                 Appendix 1

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of Common Stock of Cellular Technical Services Company, Inc., a Delaware corporation (the "Company"), hereby appoints STEPHEN KATZ and BRUCE R. YORK, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of the Company, to be held at the Hampton Hills Golf and Country Club, County Road 51, Westhampton Beach, N.Y. on Friday, June 4, 2004, at 10:00 a.m. local time, and at any adjournments or postponements thereof.

The Board of Directors unanimously recommends a vote "FOR" Item 1 listed below.


1.   Election of Joshua J. Angel as a Class I director.

     [_]  VOTE FOR the nominee listed above.

     [_]  VOTE WITHHELD from the nominee listed above.

2. Upon such other matters as may properly come before the Annual Meeting and any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

                               (see reverse side)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1 LISTED ON THE REVERSE SIDE.

     The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) the Company's 2003 Annual Report.

                                    Dated:                                , 2004
                                          --------------------------------


                                    --------------------------------------------
                                    (Signature of Stockholder)


                                    --------------------------------------------
                                    (Signature of Stockholder - if held jointly)

                         IMPORTANT NOTE: Please sign exactly as your name appears hereon and mail it promptly even if you plan to attend the meeting. For jointly owned shares, each owner should sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. If signing as a corporation, please sign in full corporate name by a duly authorized officer. If signing as a partnership, please sign in partnership name by a duly authorized person.

                         PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                         PROMPTLY MAIL IT IN THE ENVELOPE PROVIDED.
                         NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.


                          STATEMENT OF DIFFERENCES
                          ------------------------

 The registered trademark symbol shall be expressed as.................. 'r'